Supplement Dated September 22, 2025
to the Summary Prospectus and Prospectus, each dated April 30, 2025, for Thrivent Large Cap Growth Portfolio, Thrivent Mid Cap Growth Portfolio, and Thrivent Small Cap Growth Portfolio, each a series of Thrivent Series Fund, Inc.
The following portfolio management changes were effective September 15, 2025:
1.Thrivent Large Cap Growth Portfolio. Jordan B. Winters, CFA, has been named a portfolio manager for the Portfolio. Mr. Winters is a Senior Portfolio Manager. Prior to joining Thrivent in 2025, he served in various roles at State Teachers Retirement System of Ohio from 2012 to 2025. He has worked in the investment industry since 2012. Jaimin Soni is no longer a portfolio manager for the Portfolio. Lauri A. Brunner and Nicolas M. Horns will continue to serve as portfolio managers for the Portfolio.
2.Thrivent Mid Cap Growth Portfolio. Jaimin Soni and Patrick D. Farley, CFA, have been named as portfolio managers for the Portfolio. Mr. Soni is a Senior Portfolio Manager and has been with Thrivent since 2019. He has worked in the investment industry since 2008. Mr. Farley is a Portfolio Manager and has been with Thrivent since 2018. He has worked in the investment industry since 2018. Matthew D. Finn, CFA, is no longer a portfolio manager for the Portfolio. Mark C. Militello, CFA, will continue to serve as a portfolio manager for the Portfolio.
3.Thrivent Small Cap Growth Portfolio. Nabil M. Elsheshai, CFA, has been named a portfolio manager for the Portfolio. Mr. Elsheshai is a Senior Portfolio Manager. Prior to joining Thrivent in 2023, he served as a senior research analyst at William Blair Investment Management from 2020 to 2023. He has worked in the investment industry since 2005. Michael P. Hubbard and Patrick D. Farley, CFA, will continue to serve as portfolio managers for the Portfolio.
Please include this Supplement with your Summary Prospectus and Prospectus.
36449